STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	3
Beginning Date of Collection Period	01-Aug-03
End Date of Collection Period	31-Aug-03
Payment Date	22-Sep-03
Previous Payment Date	20-Aug-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	54,236,556.77
Principal Collections	45,386,860.56
Interest Collections (net of servicing fee and principal recoveries)	8,334,304.94
Servicing Fee	515,391.27
Principal Recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	54,236,556.77
Interest Paid to Notes	1,532,807.42
Principal Paid to Notes	52,188,358.08
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	515,391.27

Balance Reconciliation

Beginning Pool Balance	1,236,939,053.95
Principal Collections (including repurchases)	45,386,860.56
Losses	0.00
Ending Pool Balance	1,191,552,193.39

Collateral Performance
Cash Yield (% of beginning balance)	8.59%
Loss Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	8.59%
Cumulative Losses (% of original pool balance)	0.00%
Delinquent Loans
One Payment Principal Balance of loans	15,661,278.20
One Payment Number of loans	125
Two Payments Principal Balance of loans	3,375,276.54
Two Payments Number of loans	27
Three+ Payments Principal Balance of loans	1,450,543.68
Three+ Payments Number of loans	12

Two+ Payments Delinquency Percentage	0.41%
Two+ Payments Rolling Average	0.18%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	9,112
Number outstanding end of period	8,817
Number of REO	-
Principal Balance of REO	0.00

Overcollateralization
Begin OC Amount	129,653,010.43
OC Release Amount	0.00
Extra Principal Payment Amount	6,801,497.52
End OC Amount	136,454,507.95

Target OC Amount	157,549,648.94
Interim OC Amount	129,653,010.43
Interim OC Deficiency	27,896,638.51

Monthly Excess Cashflow	6,801,497.52
Principal Payment Amount	45,386,860.56
Principal Collections	45,386,860.56
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.46000%
Class A Note Rate	1.46000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.76000%
Class M Note Rate	1.76000%
Available Funds Cap	7.50769%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	44.798662
2. Principal Payment per $1,000	43.561703
3. Interest Payment per $1,000	1.236959

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.46000%
2. Days in Accrual Period	33

3. Class A Interest Due	1,234,255.11
4. Class A Interest Paid	1,234,255.11
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	922,232,957.05
2. Class A Principal Due	43,466,477.41
3. Class A Principal Paid	43,466,477.41
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	878,766,479.64

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.8806917
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7374973

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	45.052832
2. Principal Payment per $1,000	43.561703
3. Interest Payment per $1,000	1.491129

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.76000%
2. Days in Accrual Period	33

3. Class M Interest Due	298,552.31
4. Class M Interest Paid	298,552.31
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	185,053,086.47
2. Class M Principal Due	8,721,880.67
3. Class M Principal Paid	8,721,880.67
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	176,331,205.80

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.8806917
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1479845